EXHIBIT 24

                             POWER OF ATTORNEY

          Each of the undersigned directors and/or officers of Frontier Corporation, a New York business corporation (the "Company"), hereby constitutes and appoints Ronald L. Bittner, Louis L. Massaro and Josephine
S. Trubek, and each of them with full power to act without the others, true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments which any of said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission ("Commission") thereunder in connection with any Registration Statements filed under said Act, covering any offering of securities made, or deemed to be made, in connection with certain employee benefit plans of ALC Communications Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, including specifically, but without limiting the generality of the foregoing, full power and authority to sign the names of the undersigned to any Registration Statements on Form S-8 or other applicable form filed with the Commission under said Act in such connection, and any amendment or amendments thereto, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this instrument have signed and delivered these presents as of this 16th day of August, 1995.




                                        --------------------------
                                        Patricia C. Barron


                                        /s/ Ronald L. Bittner

                                        ---------------------------
                                        Ronald L. Bittner


                                        /s/ Raul E. Cesan

                                        ---------------------------
                                        Raul E. Cesan




                                        ---------------------------
                                        Brenda Evans Edgerton


                                        /s/ Jairo A. Estrada

                                        ----------------------------
                                        Jairo A. Estrada

                                        ----------------------------
                                        Michael E. Faherty



                                        /s/ Daniel E. Gill

                                        ----------------------------
                                        Daniel E. Gill



                                        /s/ Alan C. Hasselwander

                                        ----------------------------
                                        Alan C. Hasselwander



                                        /s/ Robert Holland, Jr.

                                        ----------------------------
                                        Robert Holland, Jr.



                                        /s/ Douglas H. McCorkindale

                                        ----------------------------
                                        Douglas H. McCorkindale



                                        /s/ William H. Oberlin

                                        ----------------------------
                                        William H. Oberlin



                                        /s/ Dr. Leo J. Thomas

                                        ----------------------------
                                        Dr. Leo J. Thomas




                                        ----------------------------
                                        Richard J. Uhl



                                        /s/ John M. Zrno

                                        ----------------------------
                                        John M. Zrno

                             POWER OF ATTORNEY

          Each of the undersigned officers of Frontier Corporation, a New York business corporation (the "Company"), hereby constitutes and appoints Ronald L. Bittner, Louis L. Massaro and Josephine S. Trubek, and each of them with full power to act without the others, true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments which any of said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission ("Commission") thereunder in connection with any Registration Statements filed under said Act, covering any offering of securities made, or deemed to be made, in connection with certain employee benefit plans of ALC Communications Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, including specifically, but without limiting the generality of the foregoing, full power and authority to sign the names of the undersigned to any Registration Statements on Form S-8 or other applicable form filed with the Commission under said Act in such connection, and any amendment or amendments thereto, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this instrument have signed and delivered these presents as of this 16th day of August, 1995.



                                        /s/ Marvin C. Moses

                                        ----------------------------
                                        Marvin C. Moses



                                        /s/ Richard A. Smith

                                        ----------------------------
                                        Richard A. Smith